Exhibit 99.1

IMAX Historical P&L - Consolidated

$ in 000s	2018			2019		2019			2020		2020			2021		2021			2022		2022
	Actuals	Actuals					Actuals					Actuals					Actuals
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
IMAX Global Box Office	1,032,153	256,300	364,932	246,054	241,165	1,108,513	95,226	2,658	70,358	90,979	259,220	110,231	108,558	141,893	277,534	638,216	173,183	247,900	177,097	251,545	849,726

REVENUES
Film Remastering & Distribution	110,793	27,950	39,293	26,665	26,857	120,765	10,629	546	6,886	10,204	28,265	11,944	11,793	15,701	31,221	70,659	19,564	27,581	19,919	27,803	94,867
Other Content Solutions	13,166	2,764	3,922	4,565	2,222	13,473	2,453	3,182	1,865	1,177	8,677	814	1,856	1,930	1,730	6,330	1,424	1,963	2,049	1,517	6,953

Content Solutions Revenue	$123,959	$30,714	$43,215	$31,230	$29,079	$134,238	$13,082	$3,728	$8,751	$11,381	$36,942	$12,758	$13,649	$17,631	$32,951	$76,989	$20,988	$29,544	$21,968	$29,320	$101,820
% of Total Revenue	33.1%	38.3%	41.2%	36.2%	23.4%	33.9%	37.5%	42.1%	23.5%	20.3%	27.0%	32.9%	26.8%	31.1%	30.3%	30.2%	35.0%	39.9%	32.0%	29.9%	33.8%
System Sales	$107,122	$14,698	$19,290	$21,188	$61,379	$116,555	$5,174	$2,103	$15,360	$25,024	$47,661	$5,469	$14,526	$12,000	$30,642	$62,637	$7,973	$7,394	$17,145	$32,997	$65,509
System Rentals	73,371	17,857	25,301	16,546	16,228	75,932	5,971	(137)	4,473	7,534	17,841	8,359	7,862	9,887	20,076	46,184	12,643	18,525	12,540	18,060	61,768
Maintenance	49,684	12,951	13,207	13,657	13,336	53,151	7,370	—	5,855	8,774	21,999	8,906	11,235	13,055	20,143	53,339	14,942	14,683	13,939	13,044	56,608
Finance Income	11,598	2,681	2,578	2,845	2,807	10,911	2,547	2,506	2,441	2,622	10,116	2,605	2,941	2,635	2,611	10,792	2,305	2,255	1,917	2,006	8,483

Technology Products and Services Revenue	$241,775	$48,187	$60,376	$54,236	$93,750	$256,549	$21,062	$4,472	$28,129	$43,954	$97,617	$25,339	$36,564	$37,577	$73,472	$172,952	$37,863	$42,857	$45,541	$66,107	$192,368
% of Total Revenue	64.6%	60.1%	57.6%	62.8%	75.4%	64.8%	60.3%	50.5%	75.5%	78.5%	71.3%	65.4%	71.8%	66.4%	67.7%	67.9%	63.1%	57.9%	66.2%	67.4%	64.0%
All Other Revenue	$8,667	$1,297	$1,205	$924	$1,451	$4,877	$758	$655	$376	$655	$2,444	$657	$742	$1,394	$2,149	$4,942	$1,185	$1,567	$1,246	$2,619	$6,617
% of Total Revenue	2.3%	1.6%	1.2%	1.1%	1.2%	1.2%	2.2%	7.4%	1.0%	1.2%	1.8%	1.7%	1.5%	2.5%	2.0%	1.9%	2.0%	2.1%	1.8%	2.7%	2.2%

¹ TOTAL	$374,401	$80,198	$104,797	$86,390	$124,279	$395,664	$34,902	$8,855	$37,256	$55,990	$137,003	$38,754	$50,955	$56,602	$108,572	$254,883	$60,036	$73,968	$68,755	$98,046	$300,805

² Global Box Office Take Rate %	17.8%	17.9%	17.7%	17.6%	17.9%	17.7%	17.4%	15.4%	16.1%	19.5%	17.8%	18.4%	18.1%	18.0%	18.5%	18.3%	18.6%	18.6%	18.3%	18.2%	18.4%

COSTS AND EXPENSES APPLICABLE TO REVENUES
Content Solutions	$50,181	$11,080	$18,766	$12,545	$14,571	$56,962	$11,112	$5,488	$11,983	$6,155	$34,738	$4,707	$6,370	$9,749	$10,894	$31,720	$8,363	$12,191	$12,828	$17,198	$50,580
Technology Products and Services	$107,207	$23,189	$25,698	$26,302	$46,581	$121,770	$17,959	$10,753	$21,242	$29,202	$79,156	$16,409	$18,685	$19,042	$32,775	$86,911	$19,447	$17,148	$23,790	$30,928	$91,313
All Other	$9,084	$789	$779	$423	$770	$2,761	$745	$302	$202	$320	$1,569	$357	$297	$327	$865	$1,846	$455	$594	$436	$1,072	$2,557

TOTAL	$166,472	$35,058	$45,244	$39,270	$61,921	$181,493	$29,816	$16,543	$33,427	$35,677	$115,463	$21,473	$25,352	$29,118	$44,534	$120,477	$28,265	$29,933	$37,054	$49,198	$144,450

GROSS MARGIN
Content Solutions	$73,778	$19,634	$24,449	$18,685	$14,508	$77,276	$1,970	$(1,760)	$(3,232)	$5,226	$2,204	$8,051	$7,279	$7,882	$22,057	$45,269	$12,625	$17,353	$9,140	$12,122	$51,240
Technology Products and Services	$134,568	$24,998	$34,678	$27,934	$47,169	$134,779	$3,103	$(6,281)	$6,887	$14,752	$18,461	$8,930	$17,879	$18,535	$40,697	$86,041	$18,416	$25,709	$21,751	$35,179	$101,055
All Other	(417)	$508	$426	$501	$681	2,116	$13	$353	$174	$335	875	$300	$445	$1,067	$1,284	3,096	$730	$973	$810	$1,547	4,060

TOTAL	$207,929	$45,140	$59,553	$47,120	$62,358	$214,171	$5,086	$(7,688)	$3,829	$20,313	$21,540	$17,281	$25,603	$27,484	$64,038	$134,406	$31,771	$44,035	$31,701	$48,848	$156,355

OPERATING EXPENSES
Selling, general and administrative expenses	117,477	27,649	32,136	29,482	34,189	123,456	28,636	29,796	24,815	25,238	108,485	25,209	28,807	28,377	34,929	117,322	30,181	37,095	32,905	37,862	138,043
Share-based compensation	20,102	3,903	6,485	4,983	5,379	20,750	3,707	6,467	5,151	5,327	20,652	4,944	6,396	5,706	6,730	23,776	5,726	7,263	4,985	7,464	25,438
SG&A - excl. share-based comp	97,375	23,746	25,651	24,499	28,810	102,706	24,929	23,329	19,664	19,911	87,833	20,265	22,411	22,671	28,199	93,546	24,455	29,832	27,920	30,398	112,605
Research and development	13,728	1,136	1,222	1,359	1,486	5,203	2,200	1,232	1,130	1,056	5,618	1,471	2,200	2,025	1,248	6,944	1,196	1,356	1,115	1,633	5,300
Amortization of intangibles	4,145	1,075	1,218	1,271	1,391	4,955	1,321	1,344	1,349	1,380	5,394	1,141	1,190	1,255	1,291	4,877	1,197	1,104	1,111	1,417	4,829
Credit loss expense (reversal), net	3,130	431	927	599	473	2,430	10,217	1,440	3,925	3,026	18,608	305	(1,872)	(3,317)	933	(3,951)	7,229	112	808	398	8,547
Asset impairment	—	—	—	—	—	—	1,151	—	—	—	1,151	—	—	—	—	—	—	4,470	—	—	4,470
Impairment of investments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Legal judgement, arbitration awards and executive transition costs	14,731	—	—	—	—	—	—	—	—	4,105	4,105	—	(1,770)	—	—	(1,770)	—	—	—	—	—
Exit costs, restructuring charges and associated impairments	9,542	850	—	—	—	850	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	$162,753	$31,141	$35,503	$32,711	$37,539	$136,894	$43,525	$33,812	$31,219	$34,805	$143,361	$28,126	$28,555	$28,340	$38,401	$123,422	$39,803	$44,137	$35,939	$41,310	$161,189

Income (loss) from Operations	$45,176	$13,999	$24,050	$14,409	$24,819	$77,277	$(38,439)	$(41,500)	$(27,390)	$(14,492)	$(121,821)	$(10,845)	$(2,952)	$(856)	$25,637	$10,984	$(8,032)	$(102)	$(4,238)	$7,538	$(4,834)

Realized and unrealized investment gains (losses)	—	$2,491	$(4,544)	$(490)	2,026	(517)	$(4,539)	$2,025	$1,575	$(1,142)	(2,081)	$5,248	$33	$30	$29	5,340	$34	$30	$35	$(29)	70
Retirement benefits non-service expense	(499)	$(160)	$(160)	$(160)	(257)	(737)	$(116)	$(130)	$(186)	$(168)	(600)	$(114)	$(116)	$(117)	$(116)	(463)	$(139)	$(138)	$(140)	$(139)	(556)
Interest Income	1,844	570	572	490	473	2,105	365	891	586	546	2,388	583	559	538	538	2,218	502	417	257	252	1,428
Interest Expense	(2,916)	(681)	(636)	(489)	(987)	(2,793)	(648)	(1,581)	(2,391)	(2,390)	(7,010)	(2,304)	(1,690)	(1,540)	(1,558)	(7,092)	(1,705)	(1,326)	(1,323)	(1,523)	(5,877)

Income (loss) before taxes	$43,605	$16,219	$19,282	$13,760	$26,074	$75,335	$(43,377)	$(40,295)	$(27,806)	$(17,646)	$(129,124)	$(7,432)	$(4,166)	$(1,945)	$24,530	$10,987	$(9,340)	$(1,119)	$(5,409)	$6,099	$(9,769)

Income tax expense (benefit)	9,518	3,648	5,308	3,030	4,782	16,768	15,505	(10,248)	19,349	1,898	26,504	3,068	1,946	4,402	11,148	20,564	2,610	3,133	2,348	2,017	10,108
Equity in losses of investees, net of tax	(492)	(84)	(138)	166	59	3	(529)	—	(1,329)	—	(1,858)					—	—	—		—	—

Net income (loss)	$33,595	$12,487	$13,836	$10,896	$21,351	$58,570	$(59,411)	$(30,047)	$(48,484)	$(19,544)	$(157,486)	$(10,500)	$(6,112)	$(6,347)	$13,382	$(9,577)	$(11,950)	$(4,252)	$(7,757)	$4,082	$(19,877)

Net Earnings (Loss) from Discontinued Operations	—	—	—			—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$33,595	$12,487	$13,836	$10,896	$21,351	$58,570	$(59,411)	$(30,047)	$(48,484)	$(19,544)	$(157,486)	$(10,500)	$(6,112)	$(6,347)	$13,382	$(9,577)	$(11,950)	$(4,252)	$(7,757)	$4,082	$(19,877)

Net income (loss) attributable to non-controlling interests	(10,751)	(4,222)	(2,439)	(1,863)	(3,181)	(11,705)	10,057	4,080	1,275	(1,701)	13,711	(4,340)	(3,099)	(2,034)	(3,279)	(12,752)	(1,659)	1,400	(1,196)	(1,468)	(2,923)

Net income (loss)	$22,844	$8,265	$11,397	$9,033	$18,170	$46,865	$(49,354)	$(25,967)	$(47,209)	$(21,245)	$(143,775)	$(14,840)	$(9,211)	$(8,381)	$10,103	$(22,329)	$(13,609)	$(2,852)	$(8,953)	$2,614	$(22,800)

Net income (loss) per share	$0.36	$0.13	$0.19	$0.15	$0.29	$0.76	$(0.82)	$(0.44)	$(0.80)	$(0.37)	$(2.43)	$(0.25)	$(0.16)	$(0.14)	$0.17	$(0.38)	$(0.23)	$(0.05)	$(0.16)	$0.05	$(0.40)

IMAX Historical P&L - Consolidated

$ in 000s	2018			2019		2019			2020		2020			2021		2021			2022		2022
	Actuals	Actuals					Actuals					Actuals					Actuals
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Adjusted net income (loss)	$57,799	10,811	19,693	12,811	21,470	$64,785	(28,726)	(26,061)	(44,625)	(12,651)	$(112,063)	(14,809)	(6,972)	(5,032)	18,393	$(8,420)	(8,244)	3,922	(3,027)	10,556	$3,207

Adjusted net income (loss) per share	$0.91	$0.18	$0.32	$0.21	$0.35	$1.05	$(0.48)	$(0.44)	$(0.75)	$(0.21)	$(1.89)	$(0.25)	$(0.12)	$(0.08)	$0.31	$(0.14)	$(0.14)	$0.07	$(0.05)	$0.19	$0.06

Diluted Shares outstanding	63,207	61,559	61,507	61,479	61,542	61,489	60,418	58,808	58,859	58,872	59,237	59,012	59,367	59,244	59,805	59,126	58,575	57,856	56,039	55,659	57,371
Reported net income (loss)	33,595	12,487	13,836	10,896	21,352	58,571	(59,411)	(30,047)	(48,484)	(19,544)	(157,486)	(10,500)	(6,112)	(6,344)	13,379	(9,577)	(11,950)	(4,251)	(7,757)	4,081	(19,877)
Income tax expense (benefit)	9,518	3,648	5,308	3,030	4,782	16,768	15,505	(10,248)	19,349	1,898	26,504	3,068	1,946	4,402	11,148	20,564	2,610	3,133	2,348	2,017	10,108
Interest Expense, net of interest income	1,072	111	64	(133)	381	423	150	524	1,509	1,537	3,720	1,412	432	261	257	2,362	180	179	354	559	1,272
Depreciation and amortization, including film asset amortization	57,437	14,211	15,593	15,696	17,987	63,487	15,252	11,930	14,112	12,312	53,606	12,677	12,994	14,899	15,512	56,082	12,741	14,282	15,640	13,998	56,661
Amortization of deferred financing costs												309	699	741	764	2,513	1,023	730	712	712	3,177

EBITDA	$101,622	$30,457	$34,801	$29,489	$44,502	$139,249	$(28,504)	$(27,841)	$(13,514)	$(3,797)	$(73,656)	$6,966	$9,959	$13,959	$41,060	$71,944	$4,604	$14,073	$11,297	$21,367	$51,341
Exit costs, restructuring charges and associated impairments	$9,542	850	—	—	—	$850	—	—			$—	—	—	—	—	$—	—	—	—	—	$—
Realized and unrealized investment (gains) losses	—	(2,491)	4,544	490	(2,026)	517	4,539	(2,025)	(1,575)	1,142	2,081	(5,248)	(33)	(30)	(29)	(5,340)	(34)	(30)	(35)	29	(70)
Write-downs (recoveries), including asset impairments and credit loss expense	5,338	697	1,169	1,118	3,822	6,806	14,620	3,843	10,458	7,416	36,337	518	(1,623)	(2,901)	1,819	(2,187)	7,610	5,163	1,083	1,867	15,723
Acquisition-related expenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	955	167	1,122
Loss (gain) from equity accounted investments	492	84	138	(166)	(59)	(3)	529	—	1,329	—	1,858	—	—	—	—	—	—	—	—	—	—
Legal judgement, arbitration awards and executive transition costs	14,731	—	—	—	—	—	—	—	—	4,105	4,105	—	(1,770)	—	—	(1,770)	—	—	—	—	—
Share-based and other non-cash compensation	23,723	4,524	7,186	5,687	6,173	23,570	4,309	6,541	5,495	5,693	22,038	5,421	6,911	6,226	7,521	26,079	6,189	7,777	5,544	8,063	27,573

Adjusted EBITDA before non-controlling interests	$155,448	34,121	47,838	36,618	52,412	$170,989	(4,507)	(19,482)	2,193	14,559	$(7,237)	7,657	13,444	17,254	50,371	$88,726	18,369	26,983	18,844	31,493	$95,689
Adjusted EBITDA attributable to non-controlling interests	$(22,220)	(5,598)	(6,418)	(4,188)	(5,457)	$(21,661)	147	987	(2,455)	(4,539)	$(5,860)	(4,872)	(4,702)	(4,153)	(6,357)	$(20,084)	(3,562)	(1,566)	(2,388)	(3,715)	$(11,231)

Adjusted EBITDA per Credit Facility	$133,228	$28,523	$41,420	$32,430	$46,955	$149,328	$(4,360)	$(18,495)	$(262)	$10,020	$(13,097)	$2,785	$8,742	$13,101	$44,014	$68,642	$14,807	$25,417	$16,456	$27,778	$84,458

Revenues attributable to common shareholders	$336,723	71,724	94,581	78,354	112,635	$357,294	33,306	8,434	31,431	48,064	$121,236	31,055	42,534	49,903	97,834	$221,327	53,896	70,755	64,498	90,773	$279,922
Adjusted EBITDA margin attributable to common shareholders	39.6%	39.8%	43.8%	41.4%	41.7%	41.7%	-13.1%	-219.3%	-0.8%	20.8%	-10.8%	9.0%	20.6%	26.3%	45.0%	31.0%	27.5%	35.9%	25.5%	30.6%	30.2%
Gross Margins (%)
Content Solutions	59.5%	63.9%	56.6%	59.8%	49.9%	57.6%	15.1%	-47.2%	-36.9%	45.9%	6.0%	63.1%	53.3%	44.7%	66.9%	58.8%	60.2%	58.7%	41.6%	41.3%	50.3%
Technology Products and Services	55.7%	51.9%	57.4%	51.5%	50.3%	52.5%	14.7%	-140.5%	24.5%	33.6%	18.9%	35.2%	48.9%	49.3%	55.4%	49.7%	48.6%	60.0%	47.8%	53.2%	52.5%
All Other	-4.8%	39.2%	35.3%	54.2%	46.9%	43.4%	1.7%	53.9%	46.3%	51.1%	35.8%	45.7%	60.0%	76.6%	59.7%	62.6%	61.6%	62.1%	65.0%	59.1%	61.4%

Total Gross Margin	55.5%	56.3%	56.8%	54.5%	50.2%	54.1%	14.6%	N/A	10.3%	36.3%	15.7%	44.6%	50.2%	48.6%	59.0%	52.7%	52.9%	59.5%	46.1%	49.8%	52.0%

¹	See Historical Model Cover Page for mapping of new segments to old segments
²	Global Box Office Take Rate derived from IMAX DMR and Joint revenue sharing contingent rent agreements as a percent of IMAX Global Box Office

In this model, the Company presents adjusted net income (loss) attributable to common shareholders and adjusted net income (loss) attributable to common shareholders per basic and diluted share, EBITDA and Adjusted EBITDA per Credit Facility as supplemental measures of the Company’s performance, which are not recognized under U.S. GAAP. The Company believes that these non-GAAP financial measures are important supplemental measures that allow management and users of the Company’s financial statements to view operating trends and analyze controllable operating performance on a comparable basis between periods without the after-tax impact of share-based compensation and certain unusual items included in net income (loss) attributable to common shareholders. Although share-based compensation is an important aspect of the Company’s employee and executive compensation packages, it is a non-cash expense and is excluded from certain internal business performance measures. Management uses these measures to review operating performance on a comparable basis from period to period. However, these non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Additionally, the non-GAAP financial measures used by the Company should not be considered in isolation, or as a substitute for, or superior to, the comparable GAAP amounts. Definitions of these non-GAAP financial measures and reconciliations to the most directly comparable GAAP financial measures are included elsewhere in this model.